Income Tax	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
10.	INCOME TAXES
In accordance with U.S. GAAP, a valuation allowance should be provided if it is more likely than not that some or all of the Company’s deferred tax assets will not be realized. The Company’s ability to realize the benefit of its deferred tax assets will depend on the generation of future taxable income. Due to the uncertainty of future profitable operations and taxable income, the Company has recorded a full valuation allowance against its net deferred tax assets. The Company believes its tax filing positions and deductions related to tax periods subject to examination will be sustained under audit and, therefore, has no reserve for uncertain tax positions.

9.	INCOME TAXES
The Company recorded $800 of current income tax benefit for the year ended December 31, 2021 and $9,000 of current state income tax expense for the year ended December 31, 2020. The Company has established a full valuation allowance against its net deferred tax assets due to the uncertainty regarding the realization of such assets. All losses to date have been incurred domestically.
The effective income tax rate of the Company’s provision for income taxes differed from the federal statutory rate as follows:

	2021	2020
Statutory income tax rate	21.0%	21.0%
State income tax	3.6%	3.3%
PPP Loan forgiveness	0.5%	0.5%
Other	(1.3)%	(0.1)%
Valuation allowance	(23.8)%	(25.0)%

Total effective income tax rate	(0.0)%	(0.3)%

Significant components of deferred tax assets for federal and state income taxes were as follows (in thousands):

	2021	2020
Deferred tax assets:
Net operating losses	$17,538	$16,637
Accrued compensation	—	4
Reserves	—	31
Stock-based compensation	3	—
Tax credits	648	648

Total deferred tax assets	18,189	17,320

Valuation allowance	(18,189)	(17,320)

Net deferred tax assets	$—	$—

Realization of future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Due to the Company’s history of operating losses and future sources of taxable income, the Company believes that the recognition of the deferred tax assets is currently not more likely than not to be realized and, accordingly, have provided a full valuation allowance against net deferred tax assets. For the years ended December 31, 2021 and 2020, the net increase in the valuation allowance was $869,000 and $2.4 million, respectively.
As of December 31, 2021 and 2020, the Company had federal net operating loss carryforwards of $78.1 million and $74.3 million, respectively and California state net operating loss carryforwards of $23.1 million and $19.3 million, respectively. The $25.2 million of federal net operating loss carryforwards post 2017 will be carried forward indefinitely, the remaining $52.9 million of federal net operating loss carryforwards begin expiring in 2027, and the state net operating loss carryforwards begin expiring in 2039.
The Company had federal energy credit carryforwards of approximately $648,000, as of December 31, 2021 and 2020. The federal credits will expire starting in 2027 if not utilized.
The amount of benefit from net operating loss and tax credit carryforwards may be impaired or limited in certain circumstances. Events which may cause a limitation in the amount of net operating losses and tax credits the Company can utilize include a cumulative ownership change of more than 50%, as defined by Internal Revenue Code Section 382, over a three-year testing period. Such changes may result in limitations upon the Company’s ability to utilize the losses in future periods.
The Company files U.S. federal and state tax returns with varying statutes of limitations. Due to net operating loss and credit carryforwards, the 2021, 2020 and 2019 tax years remain subject to examination by the U.S. federal and some state authorities. The actual amount of any taxes due could vary significantly depending on the ultimate timing and nature of any settlement.